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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  March 1, 2004
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                Date of Report (Date of earliest event reported)


                 Hotel Outsource Management International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                          6719         13-4167393
(State or Other Jurisdiction of     Commission File   (I.R.S. Employer
Incorporation or Organization)          Number        Identification No.)


80 Wall Street, Suite 815, New York, New York 10005         08701
(Address of Principal Executive Offices)                 (Zip Code)


                                  212-344-1600
               Registrant's telephone number, including area code


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          (Former Name or former Address, if Changed Since Last Report)



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Item 4- Changes in Registrant's Certifying Accountant

         (a)      Dismissal of Ernst & Young

                  (i)      On  March  1,  2004,   Hotel   Outsource   Management
                           International, Inc. dismissed Ernst & Young as its independent public accountant.

                  (ii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company, and approved by the Board of Directors of the Company.

                  (iii) During HOMI's two most recent fiscal years ended December 31, 2002 and 2001, and interim periods subsequent to December 31, 2002 and 2001, there have been no disagreements with Ernst & Young on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to such matter in connection with its report.

                  (iv) During HOMI's two most recent fiscal years ended December 31, 2002 and 2001, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1).

                  (v) Ernst & Young's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         Hotel Outsource Management International, Inc. has furnished Ernst & Young with a copy of the foregoing disclosure and requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Ernst & Young to the Securities and Exchange Commission, dated March 16, 2004, is attached as an exhibit hereto.

         (b)      Hiring  of  Staley,   Okada  &  Partners,   Certified   Public
                  Accountants, P.C. ("Staley, Okada")

         On March 1, 2004 the Audit Committee of the Board of Directors of Hotel Outsource Management International, Inc. recommended the engagement of Staley, Okada as HOMI's independent public accountants for its fiscal year ending December 31, 2003. This decision was approved by the Board of Directors on the same date, and finalized between Hotel Outsource Management International, Inc. and Staley, Okada on March 2, 2004. During Hotel Outsource Management International, Inc.'s two most recent fiscal years ended December 31, 2002 and 2001, and interim period subsequent to December 31, 2002, Hotel Outsource Management International, Inc. has not consulted with Staley, Okada on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with Hotel Outsource Management International, Inc.'s former auditor.

EXHIBIT     DESCRIPTION
NUMBER

16 Letter from Ernst & Young to the Securities and Exchange Commission, dated March 16, 2004.


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ITEM 7.  EXHIBITS

ERNST & YOUNG

                       Kost Forer Gabbay & Kasirer    Phone: 972-3-6232525
                       3 Amindaday St.                Fax:   972-3-5822558



March 16, 2004

United States Securities and Exchange Commission
Washington, D.C.  20549

                  Re:  Hotel Outsource Management International, Inc.

To Whom It May Concern:

This is to confirm that our dismissal as auditor of Hotel Outsource Management International Inc.'s financial statements is not due to any disagreements on any matter, transaction or event, with respect to accounting principals or practices, financial statements, disclosure or auditing scope or procedure at any time during our engagement as auditor of Hotel Outsource Management International Inc.'s financial statements.

None of our reports on the financial statements contain an adverse opinion or disclaimer of opinion, nor was any financial statement qualified or modified as to uncertainty, audit scope, or accounting principals.

We understand this letter will be field as an exhibit to Hotel Outsource Management International Inc.'s report on Form 8-K.

Sincerely Yours,


/s/ Kost Forer Gabbay and Kasirer
Kost Forer Gabbay and Kasirer
A member of Ernst and Young Global

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


March 18, 2004             Hotel Outsource Management International, Inc.

                           By: /s/ Jacob Ronnel
                              -------------------------------------------
                           Name:  Jacob Ronnel
                           Title:  President and Chief Executive Office